                    COCA-COLA ENTERPRISES INC.                   Exhibit 99
           CONDENSED CONSOLIDATED STATEMENTS OF INCOME          Page 1 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                     Third Quarter
                                             -----------------------------
                                              1999       1998       Change
                                             -------    -------     -------
Net Operating Revenues                       $ 3,831    $ 3,528        9%
Cost of Sales                                  2,360      2,207        7%
                                             -------    -------
Gross Profit                                   1,471      1,321       11%
Selling, Delivery, and Administrative
  Expenses                                     1,130      1,013       12%
                                             -------    -------
Operating Income                                 341        308       11%
Interest Expense, Net                            186        179        4%
                                             -------    -------
Income Before Income Taxes                       155        129
Income Tax Expense                                51         42
Income Tax Rate Change Benefit (a)                --        (29)
                                             -------    -------
Net Income                                       104        116
Preferred Stock Dividends                          1          1
                                             -------    -------
Net Income Applicable to Common
  Share Owners                               $   103    $   115
                                             =======    =======
Basic Average Common
  Shares Outstanding                             426        398
                                             =======    =======
Basic Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.24    $  0.29
                                             =======    =======
Diluted Average Common
  Shares Outstanding                             437        410
                                             =======    =======
Diluted Net Income Per Share
  Applicable to Common
  Share Owners (b)                           $  0.24    $  0.28
                                             =======    =======
Cash Operating Profit Data:
  Operating Income                           $   341    $   308        11%
  Depreciation                                   226        184        23%
  Amortization                                   113        104         9%
                                             -------    -------
Cash Operating Profit                        $   680    $   596        14%
                                             =======    =======

(a) Third-quarter 1998 results include a one-time benefit from the reduction of the United Kingdom tax rate of 7 cents per diluted share.
(b) Per share data calculated prior to rounding to millions.

                   COCA-COLA ENTERPRISES INC.                     Exhibit 99
           CONDENSED CONSOLIDATED STATEMENTS OF INCOME           Page 2 of 4
          (Unaudited; In Millions Except Per Share Data)

                                                      Nine Months
                                             -----------------------------
                                              1999 (a)    1998 (b)  Change
                                             -------     -------    -------
Net Operating Revenues                       $10,897     $10,173       7%
Cost of Sales                                  6,836       6,380       7%
                                             -------     -------
Gross Profit                                   4,061       3,793       7%
Selling, Delivery, and Administrative
  Expenses                                     3,388       3,054      11%
                                             -------     -------
Operating Income                                 673         739     (9)%
Interest Expense, Net                            559         517       8%
                                             -------     -------
Income Before Income Taxes                       114         222
Income Tax Expense                                37          75
Income Tax Rate Change Benefit (c)                --         (29)
                                             -------     -------
Net Income                                        77         176
Preferred Stock Dividends                          3           1
                                             -------     -------
Net Income Applicable to Common
  Share Owners                               $    74     $   175
                                             =======     =======
Basic Average Common Shares
   Outstanding                                   425         393
                                             =======     =======
Basic Net Income Per Share Applicable
  to Common Share Owners (d)                 $  0.18     $  0.45
                                             =======     =======
Diluted Average Common Shares
  Outstanding                                    436         406
                                             =======     =======
Diluted Net Income Per Share Applicable
  to Common Share Owners (d)                 $  0.17     $  0.43
                                             =======     =======
Cash Operating Profit Data:
  Operating Income                           $   673     $   739    (9)%
  Depreciation                                   663         526     26%
  Amortization                                   335         286     17%
                                             -------     -------
Cash Operating Profit                        $ 1,671     $ 1,551      8%
                                             =======     =======
(a) Nine-month 1999 results reflect the 7 acquisitions completed late in 1998 and early in 1999 as if the transactions were completed on January 1, 1999.
    In addition, nine-month 1999 results include nonrecurring product recall costs of $103 million pretax, or 16 cents per share after tax. The costs were allocated $91 million to cost of sales and $12 million to selling, delivery, and administrative expenses.
(b) Nine-month 1998 results include the results of the Coke Southwest acquisition from the closing date of June 5, 1998.
(c) Nine-month 1998 results include a one-time benefit from the reduction of the United Kingdom tax rate of 7 cents per diluted share.
(d) Per share data calculated prior to rounding to millions.

                     COCA-COLA ENTERPRISES INC.               Exhibit 99
               CONDENSED CONSOLIDATED BALANCE SHEETS          Page 3 of 4
                           (In Millions)

                                                October 1,      December 31,
                                                  1999             1998
                                               -----------      ----------
                                               (Unaudited)
ASSETS
Current
  Cash and cash investments                     $     94         $    68
  Trade accounts receivable, net                   1,366           1,337
  Inventories                                        631             543
  Prepaid expenses and other current assets          392             337
                                                 -------         -------
    Total Current Assets                           2,483           2,285

Net Property, Plant, and Equipment                 5,325           4,891
Franchises and Other Noncurrent Assets, Net       14,705          13,956
                                                 -------         -------
                                                 $22,513         $21,132
                                                 =======         =======
LIABILITIES AND SHARE-OWNERS' EQUITY
Current
  Accounts payable and accrued expenses          $ 2,163         $ 2,257
  Current portion of long-term debt                1,462           1,140
                                                 -------         -------
    Total Current Liabilities                      3,625           3,397

Long-Term Debt, Less Current Maturities            9,762           9,605
Retirement and Insurance Programs and
  Other Long-Term Obligations                      1,052             977
Long-Term Deferred Income Tax Liabilities          5,037           4,715
Share-Owners' Equity                               3,037           2,438
                                                 -------         -------
                                                 $22,513         $21,132
                                                 =======         =======

                      COCA-COLA ENTERPRISES INC.              Exhibit 99
                      Summary of Key Information              Page 4 of 4
                             (Unaudited)

                                                Reported        Comparable
Third-Quarter 1999                               Change         Change (a)
-------------------                             --------        ----------

Cash Operating Profit - Consolidated                14%             11%

Physical Case Bottle and Can Volume (b)
  Consolidated                                       5%              2%
  North America                                      2%            (2)%
  Europe                                            17%             15%

Fountain Gallon Volume (b)                           6%              1%

Net Revenues Per Case to Retailers --
  Bottle and Can                                     3%              4%

Cost of Sales Per Case -- Bottle and Can             1%          (1/2)%

Nine-Months 1999
-------------------
Cash Operating Profit - Consolidated                 8%             10%

Physical Case Bottle and Can Volume (b)
  Consolidated                                       3%            (1)%
  North America                                      3%            (2)%
  Europe                                             2%              3%

Fountain Gallon Volume (b)                          10%              2%

Net Revenues Per Case to Retailers --
  Bottle and Can                                     3%              4%

Cost of Sales Per Case -- Bottle and Can             3%            Flat

(a) To determine the comparable results for the change in key operating variables, 1998 and 1999 acquisitions are included for the same period in 1998 as reported in 1999 and 1999 results have been adjusted to exclude the second-quarter 1999 nonrecurring product recall costs.
(b) To determine comparable results for the change in volume, 1998 results have also been adjusted to include the same number of fiscal days as 1999.